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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated May 15, 2000 incorporated by reference in the Centex Construction Products, Inc. Form 10-K for the year ended March 31, 2000, and to all references to our Firm included in this registration statement.


                                   ARTHUR ANDERSEN LLP


Dallas, Texas,
    January 19, 2001